SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) July 1, 2001


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                              2-22791                         15-0277720
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(State or other jurisdiction        (Commission                    (IRS Employer
of incorporation)                    File Number)            Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6436




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ITEM 5.  OTHER EVENTS (IN 000's)

On June 21, 2001, Agway Financial Corporation, a Delaware corporation ("AFC") and the owner of all the outstanding capital stock of Agway Holdings Inc., a Delaware corporation ("AHI"), filed with the Delaware Secretary of State a "certificate of ownership and merger" merging AHI with and into AFC (the "AHI Merger"). Also on that date, Agway Inc., a Delaware corporation ("Agway"), as the owner of all the issued and outstanding capital stock of AFC and the sole member of Milford Fertilizer Company LLC, a Delaware limited liability company ("Milford"), filed with the Delaware Secretary of State certificates of ownership and merger merging AFC and Milford with and into Agway (collectively with the AHI Merger, the "Mergers"). The Mergers were effective on July 1, 2001 (the "Effective Time").

As a result of the Mergers, Agway has assumed all of the assets and liabilities of AFC, AHI and Milford, and the companies that previously were direct wholly owned subsidiaries of AHI are now direct wholly owned subsidiaries of Agway. The Mergers are not expected to result in a material change to the consolidated financial position or results of operations of Agway.

Prior to the Effective Time, AFC's principal activities consisted of securing financing for Agway and its subsidiaries through bank borrowings and the issuance of corporate debt instruments (collectively, the "Debt Securities"). Those Debt Securities were fully and unconditionally guaranteed by Agway. However, as a result of the Mergers, AFC's obligations under all Debt Securities were assumed by Agway. Accordingly, the guaranty of the Debt Securities by Agway is no longer necessary since Agway will be solely and primarily liable for repayment of the Debt Securities and satisfaction of all conditions thereunder.

In connection with the assumption by Agway of the obligations under the Debt Securities, AFC, Agway and The Chase Manhattan Bank, a New York banking corporation (the "Trustee"), entered into a Supplemental Indenture dated as of July 1, 2001 which provides for the assumption by Agway of all rights, responsibilities and obligations of AFC under existing indentures and the Debt Securities to which they relate. A copy of the Supplemental Indenture is filed as an exhibit to this Report on Form 8-K.


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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Exhibit

The following is a complete list of exhibits filed as part of this report:

No.
---

2    Plan of aquisition, reorganization, arrangement, liquidation, or succession

        2(a) Certificate of Ownership and Merger

4    Instruments defining the rights of security holders, including indentures

        4(a) Supplemental  Indenture  dated as of July 1, 2001 between Agway
             Financial Corporation, Agway Inc., and The Chase Manhattan Bank.

     As set forth in exhibit 4(a), certain schedules have been ommitted in accordance with Item 601(b)2) of Regulation S-K. Agway will furnish a copy of any such schedule to the Commission upon its request.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AGWAY INC.
                                        (Registrant)



Date     July 2, 2001                   By         /s/ PETER J. O'NEILL
         ----------------------------      -------------------------------------
                                                        Peter J. O'Neill
                                                     Senior Vice President
                                                      Finance & Control
                                              (Principal Financial Officer and
                                                    Chief Accounting Officer)







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